UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

_______________________

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: November 24, 2010

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9494 (Commission File Number)	13-3228013 (I.R.S. Employer Identification No.)

727 Fifth Avenue, New York, New York (Address of principal executive offices)	10022 (Zip Code)

Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On November 24, 2010, Registrant issued a press release announcing its unaudited earnings and results of operations for the third quarter ended October 31, 2010.  A copy of the November 24, 2010 press release is attached hereto as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition.  In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 9.01.                      Financial Statements and Exhibits.

    (c)      Exhibits

          99.1                      Press Release dated November 24, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.

BY:	/s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary and
General Counsel

Date:  November 24, 2010

EXHIBIT INDEX

Exhibit No.                                Description

99.1                                    Press Release dated November 24, 2010.